UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported) July 20, 2005
                                                    -------------

                             IMS HEALTH INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         001-14049                                        06-1506026
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   (Commission File Number)                    (IRS Employer Identification No.)


 1499 Post Road, Fairfield, Connecticut                     06824
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (203) 319-4700
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |X| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 20, 2005, IMS Health Incorporated issued a press release regarding financial results for the second quarter ended June 30, 2005. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section other than for purposes of Rule 14a-12 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 other than for purposes of Rule 425 of the Securities Act of 1933.


Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

         The following exhibit is furnished as part of this report:

         Exhibit Number                     Description
         --------------                     -----------

         99.1                           Press Release dated July 20, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   IMS HEALTH INCORPORATED

                                   By: /s/ Robert H. Steinfeld
                                   ---------------------------

                                   Name:  Robert H. Steinfeld
                                   Title: Senior Vice President, General Counsel and Corporate Secretary

Date:  July 20, 2005

                                  EXHIBIT INDEX


         Exhibit Number                     Description
         --------------                     -----------

         99.1                           Press Release dated July 20, 2005